UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2023

Accenture plc
(Exact name of Registrant as specified in its charter)

Ireland	001-34448	98-0627530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Grand Canal Square
Grand Canal Harbour
Dublin 2, Ireland
(Address of principal executive offices)
Registrant’s telephone number, including area code: (353) (1) 646-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0000225 per share	ACN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On February 1, 2023, Accenture plc (“Accenture”) held its 2023 annual general meeting of shareholders (the “Annual Meeting”). Accenture’s shareholders approved each of the following proposals considered at the Annual Meeting. The following chart sets forth the number and percentage of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each proposal voted upon by Accenture’s shareholders (proposal numbers correspond to the proposal numbers used in Accenture’s definitive proxy statement, filed with the Securities and Exchange Commission on December 13, 2022):

Proposals		For		Against		Abstained	Broker Non-Votes
1.	To appoint the following directors:
	Jaime Ardila	465,082,358	99.50%	2,353,826	0.50%	604,567	51,330,445
	Nancy McKinstry	354,035,893	75.92%	112,268,650	24.08%	1,736,208	51,330,445
	Beth E. Mooney	463,641,586	99.22%	3,666,205	0.78%	732,960	51,330,445
	Gilles C. Pélisson	462,655,939	98.98%	4,785,122	1.02%	599,690	51,330,445
	Paula A. Price	460,858,860	98.58%	6,657,673	1.42%	524,218	51,330,445
	Venkata (Murthy) Renduchintala	465,356,556	99.59%	1,931,033	0.41%	753,162	51,330,445
	Arun Sarin	461,134,609	98.68%	6,163,335	1.32%	742,807	51,330,445
	Julie Sweet	439,534,586	94.46%	25,795,429	5.54%	2,710,736	51,330,445
	Tracey T. Travis	410,723,229	87.86%	56,746,726	12.14%	570,796	51,330,445
2.	To approve, in a non-binding vote, the compensation of Accenture’s named executive officers	422,625,148	90.46%	44,557,046	9.54%	858,557	51,330,445
4.	To ratify, in a non-binding vote, the appointment of KPMG LLP (“KPMG”) as Accenture’s independent auditor and to authorize, in a binding vote, the Audit Committee of the Board of Directors (the “Board”) to determine KPMG’s remuneration	492,194,630	94.97%	26,051,859	5.03%	1,124,707	—
5.	To grant the Board the authority to issue shares under Irish law	510,449,122	98.52%	7,688,295	1.48%	1,233,779	—
6.	To grant the Board the authority to opt-out of pre-emption rights under Irish law	511,505,227	98.76%	6,420,234	1.24%	1,445,735	—
7.	To determine the price range at which Accenture can re-allot shares that it acquires as treasury shares under Irish law	517,296,457	99.86%	741,500	0.14%	1,333,239	—
Additionally, set forth below are the voting results on the following matter:

		1 Year		2 Years		3 Years		Abstained	Broker Non-Votes
3.	To approve, in a non-binding vote, the frequency of future non-binding votes to approve the compensation of Accenture’s named executive officers	460,508,579	98.57%	990,639	0.21%	5,691,738	1.22%	849,795	51,330,445
In light of the voting results with respect to the frequency of future shareholder votes on executive compensation, the Board has decided that Accenture will hold an annual advisory vote on the compensation of named executive officers until the next required vote on the frequency of shareholder votes on the compensation of executives. Accenture is required to hold votes on frequency every six years.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 1, 2023	ACCENTURE PLC

	By:	/s/ Joel Unruch
	Name:	Joel Unruch
	Title:	General Counsel & Corporate Secretary